EXHIBIT 32.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Schnitzer Steel Industries, Inc. (the "Company") on Form 10-Q for the year ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry
A. Rosen, Vice President, Finance and Treasurer, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:



(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/ BARRY A. ROSEN
-----------------------------
Barry A. Rosen
Vice President, Finance and Treasurer, and
Chief Financial Officer


July 12, 2004